Exhibit 99.1

            SYMBOL TECHNOLOGIES REPORTS UNAUDITED 2003
             FIRST-QUARTER RESULTS, PROVIDES UPDATE ON
                FINANCIAL GUIDANCE AND STATUS OF
                           RESTATEMENT


     HOLTSVILLE, N.Y., April 29, 2003 - Symbol Technologies, Inc. (NYSE: SBL), a global leader in enterprise mobility solutions, today announced its unaudited first-quarter results for the period ending March 31, 2003. These results do not include any related impact of the Company's planned restatement of its financial statements previously issued for the years 1998 through 2002.
     Revenue, before the impact of restatement, for the first quarter ended March 31, 2003, was $357.4 million, compared to $301.3 million previously reported in the corresponding year-earlier period, before the impact of restatement. Net earnings, before the impact of restatement, were $4.8 million, or $0.02 diluted earnings per share, compared to $1.8 million, or $0.01 diluted earnings per share, in the previously reported corresponding year-earlier period, before the impact of restatement.
     The announced first-quarter 2003 net earnings, before the impact of restatement, included a pre-tax charge of $4.1 million associated with a restructuring of the Global Services and Support organization and a pre-tax charge of $3.1 million associated with a writedown of the Company's investment in AirClic, Inc. Excluding the effects of these restructuring and impairment charges in order to show the Company's reported results from ongoing operations, non-GAAP net earnings, before the impact of restatement, were $9.7 million, or $0.04 diluted earnings per share, compared to non-GAAP net earnings, which exclude a special compensation charge, of $7.6 million, or $0.03 diluted earnings per share, in the previously reported first quarter of 2002, before the impact of restatement.
     As previously reported, the Company has not filed its Annual Report on Form 10-K for the year ended December 31, 2002, with the Securities and Exchange Commission and is in the process of restating its financial statements. While the Company believes it has made substantial progress in improving controls in its operations and financial reporting, the restatement is not yet complete. Therefore, these reported results are not in accordance with accounting principles generally accepted in the United States, have not been reviewed by the Company's auditors and will be impacted by the restatement in that the restatement will have the effect of rolling back, rolling forward or eliminating certain assets, liabilities, revenues and expenses that have been inappropriately reflected in the reported results of the Company.
     "Overall, we were pleased with Symbol's revenue of $357 million in 2003's first quarter even as we faced a continued very difficult economy with still-slow IT investment and the U.S. at war. Although we saw balance sheet improvement, we're not satisfied with earnings at four cents per share before special charges," Richard Bravman, vice chairman and chief executive officer, said.
     "We continue to see progress on the balance sheet and succeeded in significantly reducing inventories and accounts receivable. With ongoing positive cash flow in the quarter, we improved our liquidity position to nearly $100 million in cash on the balance sheet and $50 million in short-term bank debt," William Nuti, president and chief operating officer, said, adding, "Our ability to increase year-over-year revenue under difficult circumstances gives rise to a sense of cautious optimism regarding our growth potential under improved business conditions."

Financial guidance
     The Company reiterated that in 2003 it anticipates annual revenue growth in a range of 15 to 20 percent with remaining quarters improving off the first-quarter base of $357 million, before the impact of restatement. Due to greater than anticipated expenses, the Company now expects 2003 earnings per share in a range of 20 to 26 cents, before the impact of restatement. Excluding the effects of restructuring and impairment charges, expected to be approximately $23 million in fiscal 2003, the Company now expects non-GAAP 2003 earnings per share from ongoing operations in a range of 27 to 33 cents, before the impact of restatement. The Company had previously expected non-GAAP earnings of 34 to 42 cents per share, before special items. Any forward-looking guidance is subject to updates based on, among other factors, material changes in the global economic outlook, geopolitical climate and levels of corporate information technology investment.
The Company has limited visibility to these numbers and there can be no assurances they will be achieved.

Status of investigations, restatement
     The previously reported SEC and Department of Justice investigations are continuing, and the Company's internal investigation, undertaken with the assistance of independent legal counsel and independent auditing firms, is ongoing. The Company has shared appropriate documentation and discussed relevant issues with its auditors, who are reviewing them in connection with the audit of fiscal 2002 results and the restatement of previously issued financial statements.
     "The Symbol board and management team are firmly committed to coming to proper closure on past financial issues, addressing them aggressively and thoroughly to ensure effective controls and processes are put in place to provide a fully transparent view into our Company's performance so we can capitalize on the value we are confident is inherent in our business," Bravman said.
     While there can be no guarantee, the Company's goal is to complete the restatement of its previously issued financial statements, issue audited results for the year ended December 31, 2002, and file the Company's Annual Report on Form 10-K with the SEC by June 30, 2003.
     Based upon work to date on the restatement, the Company believes that the reported quarterly results released today will be impacted; that impact will be disclosed in its quarterly Form 10-Q filing with the SEC, which it expects to file after the filing of the Form 10-K.
     The Company continues to expect that the restatement will likely result in a net reduction of previously reported net income and revenue in the two-year period of fiscal 1999 and fiscal 2000 and a net increase in previously reported revenue in the two-year period of fiscal 2001 and fiscal 2002, and that the net amount of revenue previously recorded for fiscal years 1999 and 2000 that will be reversed, or reversed and restated, in later fiscal years or otherwise adjusted as a result of a restatement will likely not exceed 10 percent of the total revenue originally reported for those two years, taken in aggregate. At this stage, the Company cannot estimate the impact of the restatement on net income for fiscal 2001 or fiscal 2002. In addition, the Company now believes that the restatement will also cover fiscal 1998, and the impact to fiscal 1998 will be disclosed in the Form 10-K filing.
     With regard to the 2002 year-end balance sheet, the Company now believes that the total impact on the Company's shareholder equity, or net assets, will most likely be a reduction of $50 million to $150 million. Even with this impact, the Company will have ended fiscal 2002 with shareholder equity in excess of $1.0 billion.
     Any actual restatement may vary from the estimates provided, may involve other issues and, as stated previously, likely would affect comparisons between currently reported amounts and amounts reported for previous periods.

Teleconference information, instructions
     A conference call has been scheduled for today beginning at 4:45 pm ET and may be accessed through the Symbol website at www.symbol.com/investors or by using the telephone dial-in number, which is 719-457-2653. A telephonic replay will be available today beginning at 8:45 pm ET through May 6 on a 24-hours non-stop basis. The dial-in number to access this replay is: 719-457-0820 - Access Code: 644798.

About Symbol Technologies
     Symbol Technologies, founded in 1975, is a global leader in secure mobile information systems that integrate application-specific hand-held computers with wireless networks for data and voice and bar code data capture. Symbol products and services increase productivity and reduce costs for the world's leading retailers, logistics and transportation companies, government agencies, manufacturers and providers of healthcare, hospitality and security. More information is available at www.symbol.com and 1-800-722-6234 or 631-738-2400.
          This news release contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our products and services, control of costs and expenses, international growth, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Symbol with the Securities and Exchange Commission. Symbol disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

# # # #

For financial information:           For press information:
Nancy Tully                          Doug Picker
Symbol Technologies, Inc.            Symbol Technologies, Inc.
631-738-5050	                         631-738-4699












             SYMBOL TECHNOLOGIES, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS (1)
                (All amounts in millions, except stock par value)

                                      March 31, 2003    December 31, 2002
       ASSETS                          (Unaudited)          (Unaudited)
CURRENT ASSETS:
  Cash, including temporary investments   $ 98.6              $ 76.1
  Accounts receivable, less allowance
    for doubtful accounts of $33.1 and
    $32.0, respectively                    227.8               267.7
  Inventories                              310.4               334.6
  Deferred income taxes                    171.1               172.7
  Other current assets                      74.5                52.5
  TOTAL CURRENT ASSETS                     882.4               903.6

PROPERTY, PLANT AND EQUIPMENT, net         220.0               222.2
DEFERRED INCOME TAXES                       38.8                38.7
INVESTMENT IN MARKETABLE SECURITIES         54.7                54.9
INTANGIBLE AND OTHER ASSETS, net           514.3               513.2
                                        $1,710.2	            $1,732.6

        LIABILITIES  AND  STOCKHOLDERS'  EQUITY
CURRENT LIABILITIES:
  Accounts payable and accrued expenses  $ 270.4             $  279.9
  Current portion of long-term debt         50.3                  6.7
  Income taxes payable                       1.9                  0.3
  Deferred revenue                          38.1                 29.2
  Accrued restructuring expenses             8.6                  5.5
         TOTAL CURRENT LIABILITIES         369.3                321.6

LONG-TERM DEBT, less current maturities     54.5                135.6
OTHER LIABILITIES AND DEFERRED REVENUE      64.9                 63.9

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Preferred stock, par value $1.00;
   authorized 10.0 shares, none issued
   or outstanding                             ?                   ?
  Series A Junior Participating preferred
    stock, par value $1.00, authorized
   .5 shares, none issued or outstanding      ?                   ?
  Common stock, par value $0.01; authorized
    600.0 shares; issued 256.9 shares and
    256.6 shares, respectively               2.6                  2.6
  Additional paid-in capital             1,104.1              1,101.9
  Accumulated other comprehensive income   (11.5)               (14.5)
  Retained earnings                        361.1                356.3
                                         1,456.3              1,446.3
Less:
  Treasury stock at cost, 25.7 shares
    and 25.7 shares, Respectively         (234.8)              (234.8)
                                         1,221.5              1,211.5
                                        $1,710.2	             $1,732.6

(1)  Before the impact of restatement.
             SYMBOL TECHNOLOGIES, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                (All amounts in millions, except per share data)

                                        Three Months Ended March 31,
                                        ____2003____     __2002 ____
                                         (Unaudited)     (Unaudited)

NET REVENUE                               $   357.4     $  301.3
COST OF REVENUE                               213.2        191.8
AMORTIZATION OF SOFTWARE DEV.
    COSTS                                  _____5.0     _____4.2
GROSS PROFIT                                  139.2        105.3

OPERATING EXPENSES:
   Engineering                                 35.3         26.7
   Selling, general & administrative           90.5         63.3
   Restructuring and impairment charge          5.3          ---
   Compensation charge                     ____--____     ___8.6__

TOTAL OPERATING EXPENSES                      131.1         98.6

EARNINGS FROM OPERATIONS                        8.1          6.7

OTHER INCOME                                    1.2           --
INTEREST EXPENSE, NET                     _____(2.2)_     __(4.1)__

EARNINGS BEFORE INCOME TAXES                    7.1          2.6

PROVISION FOR INCOME TAXES                ______2.3__     ___0.8___

NET EARNINGS                              _$____4.8__     _$_1.8____

NET EARNINGS PER SHARE:
   Basic                                  _$____0.02_     _$_0.01___
   Diluted                               __$____0.02_     _$_0.01___

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:

   Basic                                 ____ 231.1__     __229.2___
   Diluted                               _____234.4__     __234.6___


(1)  Results presented are before the impact of restatement.



            SYMBOL TECHNOLOGIES, INC. AND SUBSIDIARIES
          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1) (2)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003
                (All amounts in millions, except per share data)

                                        Three Months Ended March 31,
                                        ____2003____     __2002 ____
                                         (Unaudited)     (Unaudited)

NET REVENUE                               $   357.4     $  301.3
COST OF REVENUE                               211.3        191.8
AMORTIZATION OF SOFTWARE DEV.
    COSTS                                  _____5.0     _____4.2
GROSS PROFIT                                  141.1        105.3

OPERATING EXPENSES:
   Engineering                                 35.3         26.7
   Selling, general & administrative       ____90.5     ____63.3

TOTAL OPERATING EXPENSES                      125.8         90.0

EARNINGS FROM OPERATIONS                       15.3         15.3

OTHER INCOME                                    1.2           --
INTEREST EXPENSE, NET                     _____(2.2)_     __(4.1)__

EARNINGS BEFORE INCOME TAXES                   14.3         11.2

PROVISION FOR INCOME TAXES                ______4.6__     ___3.6___

NET EARNINGS                              _$____9.7__     _$_7.6____

NET EARNINGS PER SHARE:
   Basic                                  _$____0.04_     _$_0.03___
   Diluted                               __$____0.04_     _$_0.03___

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:

   Basic                                 ____ 231.1__     __229.2___
   Diluted                               _____234.4__     __234.6___


(1)  Results presented are before the impact of restatement.
(2) The non-GAAP statements exclude the impact of a restructuring charge, certain compensation charges, and the impairment write-down of our investment in the applicable periods. See reconciliation to reported results on the next page.







            SYMBOL TECHNOLOGIES, INC. AND SUBSIDIARIES
                     RECONCILIATION OF NON-GAAP TO REPORTED
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003
                (All amounts in millions, except per share data)

                                        Three Months Ended March 31,
                                          __2003_____     __2002____
                                         (Unaudited)     (Unaudited)

Non-GAAP net earnings                     $     9.7     $    7.6


Restructuring charge                           (4.1)         ---
Write-down of investment                       (3.1)         ---
Compensation charge                             ---         (8.6)
Income tax effect                         ______2.3__    ____2.8_


Reported net earnings                    _$____4.8__      _$_1.8__



(1)  Results presented are before the impact of restatement.





































Please note additional Q1 2003 schedules follow:


                                       Page

Operating Results                       1

Analysis of Revenue                     2

Statement of Operations                 3

Balance Sheet                           4

Cash Flow Trend                         5






























Unaudited Supplemental Detail
Symbol Technologies, Inc.
Q1 2003 Sequential Quarterly Results - Unaudited Financial Information ($ in Millions except EPS)
Note: All financial data and financial ratios will be impacted by the financial statement restatement

Note: P&L data excludes special charges

Read schedule left to right
----------------------------------------------------------------------
                     Q1 02    Higher/    Q2 02   Higher/     Q3 02
                     Actual   (Lower)    Actual  (Lower)     Actual
                     -----------------------------------------------
Profit & Loss:
--------------
Revenue              $301.3    $14.5     $315.8    $23.7     $339.5
Gross Margin %         35.0%     2.0 pts.  37.0%     0.7 pts.  37.7%
Operating Margin %      5.1%     0.4 pts.   5.5%     2.1 pts.   7.6%
EPS                   $0.03    $0.01      $0.04    $0.03      $0.07


Balance Sheet
-------------
DSO                      84       (3)        81       (5)        76
Inventory Turns         2.6        -        2.6      0.1        2.7
Working Capital %
 to rev.               52.9%    (2.3)pts.  50.6%    (4.9)pts.  45.7%
Debt/Equity            24.5%    (3.5)pts.  21.0%    (3.6)pts.  17.4%
Return on Assets        1.6%     0.5 pts.   2.1%     1.4 pts.   3.5%
Return on Equity        2.6%     0.6 pts.   3.2%     2.1 pts.   5.3%

Cash Flow
---------
CFFO                  $43.3     $3.5      $46.8     $4.6      $51.4
NFF (CFFO + Investing
 activities)          $24.9     $3.2      $28.1    $(0.9)     $27.2
Capital Spending       $9.4    $(0.6)      $8.8    $(1.5)      $7.3

                     Higher/      Q4 02      Higher/      Q1 03
                     (Lower)      Actual     (Lower)      Actual
                     -------------------------------------------
Profit & Loss:
--------------
Revenue               $23.9       $363.4      $(6.0)      $357.4
Gross Margin %          1.2 pts.    38.9%       0.6 pts.    39.5%
Operating Margin %      0.4 pts.     8.0%      (3.7)pts.     4.3%
EPS                   $0.01        $0.08     $(0.04)       $0.04

Balance Sheet
-------------
DSO                      (9)          67         (9)          58
Inventory Turns        (0.0)         2.7        0.1          2.8
Working Capital %
 to rev.               (5.7)pts.    40.0%      (4.1)pts.    35.9%
Debt/Equity            (5.7)pts.    11.7%      (3.1)pts.     8.6%
Return on Assets        0.7 pts.     4.2%      (1.9)pts.     2.3%
Return on Equity        0.9 pts.     6.2%      (3.0)pts.     3.2%

Cash Flow
---------
CFFO                  $15.8        $67.2       $8.9        $76.1
NFF (CFFO + Investing
 activities)          $25.6        $52.8       $3.1        $55.9
Capital Spending       $1.0         $8.3       $2.2        $10.5

----------------------------------------------------------------------














































Unaudited Supplemental Detail
Symbol Technologies, Inc.

Analysis of Revenue
($ in Millions)
Note: All financial data and financial ratios will be impacted by the financial statement restatement


              Read schedule left to right

                           Higher/(Lower)             Higher/(Lower)
----------------------------------------------------------------------
(1)Product      Q1 02       $        %      Q2 02     $         %
----------------------------------------------------------------------
Scanners       $71.5      $4.6      6.5%    $76.1  $(3.4)     (4.5%)
Mobile         134.1      14.5     10.8%    148.7   17.8      12.0%
@POS               -         -        -         -    0.5         -
Wireless        22.9      (1.0)    (4.2%)    22.0    5.0      22.8%
               ----------------------------------------------------
Total Products 228.6      18.2      8.0%    246.7   19.9       8.1%
Services        72.8      (3.7)    (5.1%)    69.1    3.8       5.5%
               ----------------------------------------------------
Total Revenue $301.3     $14.5      4.8%   $315.8  $23.7       7.5%
               =====================================================

                           Higher/(Lower)
----------------------------------------------------------------------
(1)Product        Q3 02      $       %      Q4 02    $      %   Q1 03
----------------------------------------------------------------------
Scanners          $72.7    $7.4    10.1%    $80.1 $(1.9)  (2.3%) $78.2
Mobile            166.4     8.5     5.1%    174.9   1.4    0.8%  176.3
@POS                0.5     3.6   785.0%      4.0   1.3   33.2%    5.3
Wireless           27.0    (0.8)   (3.0%)    26.2  (0.8)  (3.1%)  25.4
                  ----------------------------------------------------
Total Products    266.6    18.6     7.0%    285.2     -      -   285.2
Services           72.9     5.3     7.3%     78.2  (6.0)  (7.7%)  72.2
                  ----------------------------------------------------
Total Revenue    $339.5   $23.9     7.0%   $363.4 $(6.0)  (1.7%)$357.4
                  ====================================================

Note: Scanners does not include the scanning component of Mobile & Wireless Computers

                             Higher/(Lower)        Higher/(Lower)
----------------------------------------------------------------------
(1) Geographic     Q1 02      $       %     Q2 02      $        %
----------------------------------------------------------------------
TASS               $209.6   $6.9     3.3%  $216.5   $11.0       5.1%
EMEA                 76.4    4.0     5.2%    80.4     7.1       8.8%
APAC                 15.3    3.6    23.5%    18.9     5.6      29.5%
                   ---------------------------------------------------
 Total Revenue     $301.3  $14.5     4.8%  $315.8   $23.7       7.5%
                   ===================================================

                         Higher/(Lower)        Higher/(Lower)
----------------------------------------------------------------------
(1) Geographic    Q3 02    $        %     Q4 02   $      %     Q1 03
----------------------------------------------------------------------
TASS             $227.5   $1.9      0.8%  $229.4 $(4.9) (2.1)% $224.5
EMEA               87.5   21.2     24.2%   108.7   0.3   0.3%   109.0
APAC               24.5    0.8      3.3%    25.3  (1.4) (5.6)%   23.9
                 -----------------------------------------------------
 Total Revenue   $339.5  $23.9      7.0%  $363.4 $(6.0) (1.7)% $357.4
                 =====================================================

(1) Unaudited Financial Information

                             Higher/(Lower)         Higher/(Lower)
----------------------------------------------------------------------
(2) Industry    Q1 02         $       %       Q2 02    $       %
----------------------------------------------------------------------
Retailers       $98.9       $5.2    5.3%     $104.1  $22.0   21.2%
Transportation
 & Logistics     38.9        6.9   17.7%       45.8   (4.2)  (9.2)%
Manufacturers    37.6        1.6    4.3%       39.2   29.2   74.4%
Other            53.2        4.4    8.3%       57.6  (27.1) (47.1)%
               -------------------------------------------------------
Total Product  $228.6      $18.1    7.9%     $246.7  $19.9    8.1%
               =======================================================

                        Higher/(Lower)       Higher/(Lower)
----------------------------------------------------------------------
(2) Industry    Q3 02     $      %     Q4 02    $       %     Q1 03
----------------------------------------------------------------------
Retailers      $126.1 $(15.3) (12.2)% $110.8   $8.8   7.9 %  $119.6
Transportation
 & Logistics     41.6   16.1   38.8%    57.7   (2.2) (3.9)%    55.5
Manufacturers    68.4   (3.3)  (4.8)%   65.1   (2.5) (3.9)%    62.6
Other            30.5   21.1   69.2%    51.6   (4.1) (7.9)%    47.5
               -------------------------------------------------------
Total Product  $266.6  $18.6    7.0%  $285.2     $-     -    $285.2
               =======================================================

Note: Industry is based on the Dun & Bradstreet classification of a customer's primary business

                           Higher/(Lower)         Higher/(Lower)
----------------------------------------------------------------------
(2) Application      Q1 02   $       %      Q2 02    $       %
----------------------------------------------------------------------
Retail Store
 Management          $73.8  $1.3    1.8%    $75.1  $15.3    20.4%
Warehouse/DC/Yard
 Mgt                  70.0  15.6   22.3%     85.6    7.5     8.8%
Truck/Private
 Fleet/Parcel         10.2  11.6  113.7%     21.8   (3.0)  (13.9)%
ID/Tracking/Security  12.0  10.8   90.0%     22.8   (0.8)   (3.6)%
Other                 62.6 (21.2) (33.9)%    41.4    0.9     2.2%
                    --------------------------------------------------
 Total Product      $228.6 $18.1    7.9%   $246.7  $19.9     8.1%
                    ==================================================


                           Higher/(Lower)       Higher/(Lower)
----------------------------------------------------------------------
(2) Application  Q3 02      $       %    Q4 02     $       %   Q1 03
----------------------------------------------------------------------
Retail Store
 Management      $90.4    $4.1     4.6%  $94.5  $10.7   11.3%  $105.2
Warehouse/DC/Yard
 Mgt              93.1    28.9    31.0%  122.0   (1.3)  (1.1)%  120.7
Truck/Private
 Fleet/Parcel     18.8    (3.5)  (18.6)%  15.3   (1.0)  (6.5)%   14.3
ID/Tracking/
 Security         22.0   (13.0)  (59.2)%   9.0   (3.1) (34.5)%    5.9
Other             42.3     2.1     5.0%   44.4   (5.3) (11.9)%   39.1
                ------------------------------------------------------
 Total Product  $266.6   $18.6     7.0% $285.2     $-     -    $285.2
                ======================================================

Note: Application is based on the software & use of a product; one industry group may have multiple applications.

(2) Not for Financial reporting. Analytical information subject to periodic adjustment




































 Unaudited Supplemental Detail
 Symbol Technologies, Inc.
 Statement of Operations - As Reported, before impact of restatement (Dollars in millions)
Note: All financial data and financial ratios will be impacted by the financial statement restatement



                                    2002 -  As Reported
                       ----------------------------------------------
                          Q1      Q2       Q3        Q4      Total
                       ----------------------------------------------
 Revenue                 301.3    315.9    339.5     363.4   1,320.1
  Cost  of  revenue      191.8    193.9    206.7     217.0     809.4
  Amortization of
   Software                4.2      4.9      5.0       5.0      19.1
                       ----------------------------------------------
 Gross  profit           105.3    117.1    127.8     141.4     491.6
 Operating  expenses
  Engineering             26.7     29.5     34.3      33.4     123.9
  Selling , G&A           63.3     70.2     71.3      78.8     283.6
  Restructuring and
   Impairment              0.0     47.2      0.0       0.0      47.2
  Compensation Charge      8.6      0.0      0.0       0.0       8.6
                       ----------------------------------------------
 Total  operating
  expenses                98.6    146.9    105.6     112.2     463.3
                       ----------------------------------------------
 Operating income /
  (loss)                   6.7    (29.8)    22.2      29.2      28.3
 Other Income              0.0      0.0      0.0       1.2       1.2
 Interest  expense,
  net                     (4.1)    (3.6)    (3.0)     (3.3)    (14.0)
                       ----------------------------------------------
 Pre-tax earnings /
  (loss)                   2.6    (33.4)    19.2      27.1      15.5
 Provision for /
  (benefit from)
  income taxes             0.8    (10.6)     6.1       8.7       5.0
                       ----------------------------------------------
 Net earnings /
  (loss)                   1.8    (22.8)    13.1      18.4      10.5
 Weighted  avg
  shares  outstanding    234.6    229.4    233.4     233.2     233.1
 Earnings / (loss)
  per share              $0.01   ($0.10)   $0.06     $0.08     $0.05
                       ----------------------------------------------

 PERCENTAGE OF
  REVENUE
 --------------------
 Revenue                 100.0%   100.0%   100.0%    100.0%    100.0%
  Cost  of  revenue       63.7%    61.4%    60.9%     59.7%     61.3%
  Amortization of
   Software                1.4%     1.6%     1.5%      1.4%      1.4%
                       ----------------------------------------------
 Gross  profit            35.0%    37.1%    37.6%     38.9%     37.2%
 Operating  expenses
  Engineering              8.9%     9.3%    10.1%      9.2%      9.4%
  Selling , G&A           21.0%    22.2%    21.0%     21.7%     21.5%
  Restructuring and
   Impairment              0.0%    14.9%     0.0%      0.0%      3.6%
  Compensation Charge      2.9%     0.0%     0.0%      0.0%      0.7%
                       ----------------------------------------------
 Total  operating
  expenses                32.7%    46.5%    31.1%     30.9%     35.1%
                       ----------------------------------------------
 Operating income /
  (loss)                   2.2%    -9.4%     6.5%      8.0%      2.1%
 Other Income              0.0%     0.0%     0.0%      0.3%      0.1%
 Interest  expense,
  net                     -1.4%    -1.1%    -0.9%     -0.9%     -1.1%
                       ----------------------------------------------
 Pre-tax earnings /
  (loss)                   0.9%   -10.6%     5.7%      7.5%      1.2%
 Provision for /
  (benefit from)
  income taxes             0.3%    -3.4%     1.8%      2.4%      0.4%
                       ----------------------------------------------
 Net earnings /
  (loss)                   0.6%    -7.2%     3.9%      5.1%      0.8%
                       ----------------------------------------------


                            Q1 2002  Q2 2002   Q3 2002   YTD 2002
                           ---------------------------- ----------
                           Excludes  Excludes  Excludes  Excludes
                            Special   Special  Special    Special
                            charges   charges  charges    charges

                           -----------------------------------------
 Revenue                      301.3     315.9    339.5    1,320.1
  Cost of revenue             191.8     193.9    206.7      809.4
  Amortization of Software      4.2       4.9      5.0       19.1
                           ---------------------------- ----------
 Gross  profit                105.3     117.1    127.8      491.6
 Operating  expenses
  Engineering                  26.7      29.5     34.3      123.9
  Selling, G&A                 63.3      70.2     67.6      279.9
  Restructuring and
   Impairment                   0.0       0.0      0.0        0.0
  Compensation Charge           0.0       0.0      0.0        0.0
                           ---------------------------- ----------
 Total operating expenses      90.0      99.7    101.9      403.8
                           ---------------------------- ----------
 Operating income / (loss)     15.3      17.4     25.9       87.8
 Other Income                   0.0       0.0      0.0        1.2
 Interest expense, net         (4.1)     (3.6)    (3.0)     (14.0)
                           ---------------------------- ----------
 Pre-tax earnings / (loss)     11.2      13.8     22.9       75.0
 Provision for / (benefit
  from) income taxes            3.6       4.5      7.3       24.1
                           ---------------------------- ----------
 Net earnings / (loss)          7.6       9.3     15.6       50.9
 Weighted avg shares
  outstanding                 234.6     229.4    233.4      233.1
 Earnings / (loss) per
  share                       $0.03     $0.04    $0.07      $0.22
                           ---------------------------- ----------

 PERCENTAGE OF REVENUE
 -----------------------
 Revenue                      100.0%    100.0%   100.0%     100.0%
  Cost of revenue              63.7%     61.4%    60.9%      61.3%
  Amortization of Software      1.4%      1.6%     1.5%       1.4%
                           ---------------------------- ----------
 Gross  profit                 35.0%     37.1%    37.6%      37.2%
 Operating  expenses
  Engineering                   8.9%      9.3%    10.1%       9.4%
  Selling, G&A                 21.0%     22.2%    19.9%      21.2%
  Restructuring and
   Impairment                   0.0%      0.0%     0.0%       0.0%
  Compensation Charge           0.0%      0.0%     0.0%       0.0%
                           ---------------------------- ----------
 Total operating expenses      29.9%     31.6%    30.0%      30.6%
                           ---------------------------- ----------
 Operating income / (loss)      5.1%      5.5%     7.6%       6.7%
 Other Income                   0.0%      0.0%     0.0%       0.1%
 Interest expense, net         -1.4%     -1.1%    -0.9%      -1.1%
                           ---------------------------- ----------
 Pre-tax earnings / (loss)      3.7%      4.4%     6.7%       5.7%
 Provision for / (benefit
  from) income taxes            1.2%      1.4%     2.2%       1.8%
                           ---------------------------- ----------
 Net earnings / (loss)          2.5%      2.9%     4.6%       3.9%
                           ---------------------------- ----------


                                                 2003    Q1 2003
                                               -------   --------
                                                         Excludes
                                                 Q1       Special
                                                          charges
                                               -------   --------
 Revenue                                        357.4      357.4
  Cost  of  revenue                             213.2      211.3
  Amortization of Software                        5.0        5.0
                                               -------   --------
 Gross  profit                                  139.2      141.1
 Operating  expenses
  Engineering                                    35.3       35.3
  Selling , G&A                                  90.5       90.5
  Restructuring and Impairment                    5.3        0.0
  Compensation Charge                             0.0        0.0
                                               -------   --------
 Total  operating  expenses                     131.1      125.8
                                               -------   --------
 Operating income / (loss)                        8.1       15.3
 Other Income                                     1.2        1.2
 Interest  expense, net                          (2.2)      (2.2)
                                               -------   --------
 Pre-tax earnings / (loss)                        7.1       14.3
 Provision for / (benefit from) income taxes      2.3        4.6
                                               -------   --------
 Net earnings / (loss)                            4.8        9.7
 Weighted  avg  shares  outstanding             234.4      234.4
 Earnings / (loss) per share                    $0.02      $0.04
                                               -------   --------

 PERCENTAGE OF REVENUE
 --------------------------------------------
 Revenue                                        100.0%     100.0%
  Cost  of  revenue                              59.7%      59.1%
  Amortization of Software                        1.4%       1.4%
                                               -------   --------
 Gross  profit                                   38.9%      39.5%
 Operating  expenses
  Engineering                                     9.9%       9.9%
  Selling , G&A                                  25.3%      25.3%
  Restructuring and Impairment                    1.5%       0.0%
  Compensation Charge                             0.0%       0.0%
                                               -------   --------
 Total  operating  expenses                      36.7%      35.2%
                                               -------   --------
 Operating income / (loss)                        2.3%       4.3%
 Other Income                                     0.0%       0.0%
 Interest  expense, net                          -0.6%      -0.6%
                                               -------   --------
 Pre-tax earnings / (loss)                        2.0%       4.0%
 Provision for / (benefit from) income taxes      0.6%       1.3%
                                               -------   --------
 Net earnings / (loss)                            1.4%       2.7%
                                               -------   --------
























Unaudited Supplemental Detail
Symbol Technologies, Inc.
Balance Sheet - As Reported, before impact of restatement
(Dollars in millions)
Note: All financial data and financial ratios will be impacted by the financial statement restatement

                             -------------------------------- --------
                                 2002                           2003
                              -------------------------------- -------
                                Q1      Q2      Q3      Q4       Q1
                             -------------------------------- --------
Assets
 Cash and temporary
  investments                   72.1    69.3    69.6    76.1     98.6
 Accounts receivable           279.5   282.7   283.6   267.7    227.8
 Inventories                   306.8   302.6   316.9   334.6    310.4
 Deferred income taxes         183.8   180.9   183.6   172.7    171.1
 Prepaid and refundable
  income taxes                  17.1    31.4    26.7     0.0      0.0
 Other current assets           90.4    81.2    75.1    52.5     74.5
                             -------------------------------- --------
Total current assets           949.7   948.1   955.5   903.6    882.4

Property, plant and equipment
 - net                         239.2   232.4   226.4   222.2    220.0
Deferred  income  taxes         18.5    18.5    18.5    38.7     38.8
Investment in marketable
 securities                     71.2    58.5    43.9    54.9     54.7
Intangible and other assets -
 net                           553.0   511.1   522.7   513.2    514.3
                             -------------------------------- --------
Total assets                 1,831.6 1,768.6 1,767.0 1,732.6  1,710.2
                             ================================ ========

Liabilities & Stockholders'
 Equity
  Accounts payable and
   accrued expenses           259.5   261.9   288.5   279.9    270.4
  Current portion of
   long-term
   debt                         6.6     6.4     6.7     6.7     50.3
  Income taxes payable          0.0     0.0     0.0     0.3      1.9
  Deferred revenue             31.1    29.7    32.2    29.2     38.1
  Accrued restructuring
   expenses                    15.1    11.3     7.9     5.5      8.6
                             -------------------------------- --------
Total current liabilities     312.3   309.3   335.3   321.6    369.3

Convertible subordinated
 notes and debentures           45.1     0.0     0.0     0.0      0.0
Long-term debt, less current
 maturities                    237.0   237.5   197.5   135.6     54.5
Other liabilities and
 deferred revenue               59.7    62.6    62.8    63.9     64.9


Stockholders' Equity
 Common stock                    2.6     2.6     2.6     2.6      2.6
 Other stockholders'
  equity                     1,174.9 1,156.6 1,168.8 1,208.9  1,218.9
                             -------------------------------- --------
Total stockholders' equity   1,177.5 1,159.2 1,171.4 1,211.5  1,221.5

                             -------------------------------- --------
Total liabilities and equity 1,831.6 1,768.6 1,767.0 1,732.6  1,710.2
                             ================================ ========

Financial ratios:            -------------------------------- --------
 Days sales outstanding          84      81       76      67       58
                             -------------------------------- --------
 Inventory turnover             2.6     2.6      2.7     2.7      2.8
                             -------------------------------- --------
 Inventory turnover
  (excluding special
   charges)                                                       2.8
                             -------------------------------- --------
 Return on assets              0.4%   -5.1%     3.0%    4.2%     1.1%
                             -------------------------------- --------
 Return on assets
  (excluding special
   charges)                   1.6%    2.1%    3.5%               2.3%
                             -------------------------------- --------
 Current ratio                3.0     3.1     2.8       2.8      2.4
                             -------------------------------- --------
 Current ratio
  (excluding special
   charges)                   3.1     3.0                        2.4
                             -------------------------------- --------
























Unaudited Supplemental Detail
Symbol Technologies, Inc.
Cash Flow Trend - As Reported, before impact of restatement
(Dollars in millions)
Note: All financial data and financial ratios will be impacted by the financial statement restatement

                                ------------------------------- ------
                                            2002                 2003
                                ------------------------------- ------
Modified Cash Flow               Q1    Q2    Q3    Q4   Total     Q1
                                ------------------------------- ------
Cash Flow from Operating
 Activities
Net Income/(Loss)                1.8 (22.8) 13.1  18.4   10.5    4.8
Depreciation and Amort. of
 PP&E                           10.2  11.9  13.1  12.5   47.7   12.2
Other Amortization               7.2   8.7   8.4   8.7   33.0    8.7
Provision for Losses on A/R      1.6   1.1   1.5   2.1    6.3    1.7
Non Cash Restructuring
 & Impairment                    0.0  47.2   0.0   0.0   47.2    7.2
Non Cash Compensation            0.0   0.0   3.0   0.0    3.0    0.0
Deferred Income Taxes            0.0   0.0   0.0  (1.2)  (1.2)   1.6
Tax Benefits from Stock
 Options                         6.8   0.2   0.9   0.3    8.2    0.3
Changes in Assets and
 Liabilities Accounts Receivable 26.0  (1.6) (5.0) 15.6   35.0   39.6
Inventories                       4.0   5.3 (15.3)(16.9) (22.9)  24.1
Other Assets                      9.0  10.3   6.8   2.9   29.0  (22.0)
Accounts Payable and
 Accrued Expenses               (19.1)  3.2  21.9  (0.2)   5.8   (9.5)
Accrued Restructuring
 Expenses                        (3.8) (3.8) (3.3) (0.1) (11.0)  (4.1)
Other Liabilities and Deferred
 Revenue                         (0.4)(12.9)  6.3  25.1   18.1   11.5
                                ------------------------------- ------
Cash Flow from Operations        43.3  46.8  51.4  67.2  208.7   76.1
                                ------------------------------- ------
Proceeds from sale of
 property, plant and
 equip.                          0.0   4.2   0.0   0.0    4.2    0.5
Capital Expenditures            (9.4) (8.8) (7.3) (8.3) (33.8) (10.5)
Investment in Intangibles &
 Other                          (9.0)(14.1)(16.9) (6.1) (46.1)  (10.2)
                                ------------------------------- ------
Net Funds Flow                  24.9  28.1  27.2  52.8  133.0   (55.9)
Cash Flow from Financing
 Activities                    (33.4)(34.2)(27.8)(48.1)(143.5) (35.8)
Other                           (0.4)  3.3   0.9   1.8    5.6    2.4
                                ------------------------------- ------
Increase/(Decrease) in
 Cash                           (8.9) (2.8)  0.3   6.5   (4.9)  22.5
                                ------------------------------- ------

Beginning Cash Balance          81.0  72.1  69.3  69.6   81.0   76.1
                                ------------------------------- ------
Ending Cash Balance              72.1  69.3  69.6  76.1   76.1   98.6